UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14 (c)
 of the Securities Exchange Act of 1934

Check the appropriate box:

[ ]	Preliminary Information Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5 (d)(2))
[ X ]	Definitive Information Statement

GRACE 2, INC.
(Exact Name of Registrant As Specified in Its Charter)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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GRACE 2, INC.
c/o /Q Therapeutics, Inc.
615 Arapeen Drive, Suite 102
Salt Lake City, UT 84108

NOTICE OF STOCKHOLDER ACTION TAKEN BY WRITTEN CONSENT
To our Stockholders:

NOTICE IS HEREBY GIVEN that the Board of Directors (the “Board”) of Grace 2, Inc., a Delaware corporation (hereinafter the “Company,” “we,” “us” or “our”), has approved, and the holders of a majority of the outstanding shares of our common stock, par value $0.0001 per share (the “Common Stock”), have executed an Action by Written Consent of Stockholders in Lieu of a Special Meeting, approving an amendment to our Certificate of Incorporation, as amended (our “Certificate of Incorporation”), to change our name from “Grace 2, Inc.” to “Q Holdings, Inc.”

The accompanying information statement (the “Information Statement”), which describes the proposed name change in more detail, and provides our stockholders with other important information, is being furnished to our stockholders for informational purposes only, pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder. Pursuant to Delaware General Corporation Law, our Certificate of Incorporation and our bylaws, stockholder action may be taken by written consent without a meeting of stockholders. The written consent of a majority of the outstanding shares of our Common Stock is sufficient to approve the proposed name change. The name change amendment will become effective pursuant to the Company’s filing of a Certificate of Amendment to its Certificate of Incorporation with the Delaware Secretary of State, the effective date of which we anticipate to be on or around November 17, 2011. In accordance with the federal securities laws, the proposed name change cannot be effected until at least twenty (20) calendar days following the mailing of this Definitive Information Statement.

Your consent regarding the proposed name change is not required and is not being solicited in connection with this corporate action. The accompanying Information Statement will serve as notice pursuant to the Delaware General Corporation Law and the Exchange Act of the approval by less than the unanimous written consent of the stockholders of the Company with respect to the proposed name change.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO
 SEND US A PROXY. THE ACCOMPANYING MATERIAL IS BEING SENT TO YOU FOR
 INFORMATION PURPOSES ONLY.

By Order of the Board of Directors
Deborah A. Eppstein, PhD Chief Executive Officer President and Director October 28, 2011

GRACE 2, INC.
c/o /Q Therapeutics, Inc.
615 Arapeen Drive, Suite 102
Salt Lake City, UT 84108

INFORMATION STATEMENT PURSUANT TO SCHEDULE 14C

THE ACCOMPANYING MATERIAL IS BEING SENT TO YOU FOR INFORMATION PURPOSES ONLY. NO VOTE OR OTHER ACTION OF OUR STOCKHOLDERS IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

 THE APPROXIMATE DATE OF MAILING OF THIS INFORMATION STATEMENT IS October 28, 2011.

Grace 2, Inc., a Delaware corporation (hereinafter the “Company,” “we,” “us” or “our”), is sending you this Information Statement solely for the purpose of informing you, as one of our stockholders, in the manner required under Regulation 14C promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that our Board of Directors (our “Board”) has previously approved, and the holders of a majority of the outstanding shares of our common stock, par value $0.0001 per share (the “Common Stock”), have previously executed an Action by Written Consent of Stockholders in Lieu of a Special Meeting approving, an amendment to our Certificate of Incorporation, as amended (our “Certificate of Incorporation”), to change our name from “Grace 2, Inc..” to “Q Holdings, Inc.” No vote or other action is requested or required on your part.

BRIEF QUESTIONS AND ANSWERS REGARDING THE PROPOSED NAME CHANGE

Q1:	What actions were taken by the Action by Written Consent of the Stockholders in lieu of a Special Meeting?

A1:
Pursuant to the Action by Written Consent of the Stockholders in lieu of a Special Meeting, our stockholders holding at least a majority of the issued and outstanding shares of our Common Stock approved an amendment to our Certificate of Incorporation to change our name from “Grace 2, Inc.” to “Q Holdings, Inc.” (the “Name Change Amendment”). Additional information regarding the Name Change Amendment is set forth below in the section entitled “Approval of Name Change Amendment.”

Q2:	How many of the Company’s Common Stock Shareholders voted in favor of the Name Change Amendment?

A2:	The Name Change Amendment was approved by written consent on October 12, 2011, by the holders of a majority of our outstanding shares of Common Stock.

Q3:	Why is the Company amending its Certificate of Incorporation through a stockholder written consent in lieu of holding a stockholder meeting?

A3:
Under the Delaware General Corporation Law, our Certificate of Incorporation and our bylaws, stockholder actions may be taken by written consent without a meeting of stockholders. The written consent of the holders of a majority of our outstanding Common Stock is sufficient to approve and adopt the Name Change Amendment. The Company is not required to solicit the vote of any additional stockholders to affect the Name Change Amendment. However, the Company is obligated by the Delaware General Corporation Law and the federal securities laws to provide this Information Statement to you in connection with the Name Change Amendment.

Q4:	Has the Board approved the Name Change Amendment?

A4:	Yes. The Board approved the Name Change Amendment on October 12, 2011.

Q5:	When will the Name Change Amendment be effective?

A5:
The Name Change Amendment will become effective on or around November 17, 2011. In accordance with the federal securities laws, the proposed name change cannot be effected until at least twenty (20) calendar days following the mailing of the Definitive Information Statement.

Q6:	Am I entitled to dissenter’s rights in connection with the name change?

A6:	No. The Delaware General Corporation Law does not provide for dissenter’s rights with respect to the Name Change Amendment.

APPROVAL OF NAME CHANGE AMENDMENT

Name Change Amendment

Our Board and a majority of the holders of our Common Stock have approved an amendment to our Certificate of Incorporation to change our name from “Grace 2, Inc.” to “Q Holdings, Inc.” The name change is being effected because our Board believes that the new name will better reflect the Company’s new business model. A copy of the proposed form of Certificate of Amendment of the Certificate of Incorporation is attached to this Information Statement as Exhibit A.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information concerning the beneficial ownership of the Company’s Common Stock by (i) each person known by the Company to be the owner of more than 5% of the outstanding Common Stock, (ii) each director, (iii) each named executive officer, and (iv) all directors and executive officers as a group. In general, “beneficial ownership” includes those shares that a stockholder has the power to vote or the power to transfer, and stock options and other rights to acquire common stock that are exercisable currently or become exercisable within 60 days. Unless otherwise indicated, the address for each person is c/o Grace 2, Inc./Q Therapeutics, Inc., 615 Arapeen Drive, Suite 102, Salt Lake City, UT 84108.

Name of Beneficial Owner	Class of Voting Stock	Number of Shares of Voting Stock Beneficially Owned (1)	Percentage of Class (1)
Deborah A. Eppstein, Ph.D., President, CEO and Director	Common Stock	1,998,434 (2)	7.7%
Steven J. Borst, CFO and Vice President of Corporate Development`	Common Stock	1,337,326 (3)	5.3%
Dinesh C. Patel, Ph.D., Chairman of the Board of Directors, Managing Director, vSpring Capital, 2795 East Cottonwood Parkway, Salt Lake City, UT 84121	Common Stock	7,243,123 (4)	28.7%
Peter Barton Hutt, Director, Senior Counsel, Covington & Burling, 1201 Pennsylvania Ave., Washington, DC 20004	Common Stock	129,803 (5)	0.5%
Joydeep Goswami, Ph.D., M.B.A., President of Life Technologies –Japan, c/o Life Technologies 5791 Van Allen Way, Carlsbad, California 92008	Common Stock	2,445,564 (6)	10.0%
Linda F. Powers, Director, Managing Director, Toucan Capital, 4800 Montgomery Lane, Suite 801, Bethesda, MD 20814	Common Stock	1,497,496 (7)	6.1%
UpStart Life Sciences Capital, L.P., 417 Wakara Way, Suite 3510, Salt Lake City, UT 84108	Common Stock	2,433,288 (8)	9.2%
Cephalon, Inc., 41 Moores Road, Frazer, PA 19355	Common Stock	11,056,641 (9)	34.6%
Directors and Officers as a group (6 persons)	Common Stock	14,651,746	53.1%

(1)
Based on 24,557,632 shares of Common Stock issued and outstanding as of October 28, 2011, and any shares of Common Stock that the beneficial owner has the right to acquire within 60 days. Any securities not outstanding which are subject to such options, warrants, rights or conversion privileges shall be deemed to be outstanding for the purpose of computing the percentage of outstanding securities of the class owned by such person but shall not be deemed to be outstanding for the purpose of computing the percentage of the class by any other person.

(2)	Includes options to acquire 1,297,372 shares of Common Stock.
(3)	Includes options to acquire 743,986 shares of Common Stock and warrants to acquire 30,370 shares of Common Stock.
(4)
Includes 43,268 shares of Common Stock owned by Dr. Patel personally. The remaining shares, which include warrants to acquire 712,277 shares of Common Stock, are owned by vSpring Capital, Dr. Patel’s employer.

(5)	Includes options to acquire 129,803 shares of Common Stock.
(6)	Shares are owned by Life Technologies, Inc., Dr. Goswami’s employer.
(7)	Shares are owned by Toucan Capital, Ms. Powers’ employer, and include warrants to acquire 96,580 shares of Common Stock.
(8)	Includes warrants to acquire 1,822,192 shares of Common Stock.
(9)	Includes warrants to acquire 7,371,094 shares of Common Stock.

INTERESTS OF CERTAIN PERSONS IN OR OPPOSITION TO
 MATTERS TO BE ACTED UPON

None of the persons who have served as our officers or directors since the beginning of our last fiscal year, or any associates of such persons, have any substantial interest, direct or indirect, in the Name Change Amendment, other than the interests held by such persons through their respective beneficial ownership of the shares of our capital stock set forth above in the section entitled “Security Ownership of Certain Beneficial Owners and Management.” None of our directors opposed the Name Change Amendment.

EXPENSE OF INFORMATION STATEMENT

The expenses of mailing this Information Statement will be borne by us, including expenses in connection with the preparation and mailing of this Information Statement and all related materials. It is contemplated that brokerage houses, custodians, nominees, and fiduciaries will be requested to forward this Information Statement to the beneficial owners of our Common Stock held of record by such person and that we will reimburse them for their reasonable expenses incurred in connection therewith. Additional copies of this Information Statement may be obtained at no charge by writing us at Grace 2, Inc. c/o /Q Therapeutics, Inc., Att: CEO Deborah A. Eppstein, PhD, 615 Arapeen Drive, Suite 102, Salt Lake City, UT 84108.

MISCELLANEOUS

Only one Information Statement is being delivered to multiple stockholders sharing an address unless we have received contrary instructions from one or more of the stockholders sharing such address. We undertake to deliver promptly upon request a separate copy of this Information Statement to any stockholder at a shared address to which a single copy of this Information Statement was delivered and provide instructions as to how the stockholder can notify us that the stockholder wishes to receive a separate copy of this Information Statement or other communications to the stockholder in the future. In the event a stockholder desires to provide us with such a request, it may be given verbally by telephoning our offices at (801) 582-5400, or by mail to our address: Grace 2, Inc. c/o /Q Therapeutics, Inc., Att: CEO Deborah A. Eppstein, PhD, 615 Arapeen Drive, Suite 102, Salt Lake City, UT 84108. In addition, stockholders sharing an address can request delivery of a single copy of annual reports or proxy statements if you are receiving multiple copies upon written or oral request to the Chief Executive Officer at the address and telephone number stated above.

We file annual, quarterly and current reports, proxy statements, and registration statements with the SEC. These filings are available to the public over the Internet at the SEC’s website at http://www.sec.gov. You may also read and copy any document we file with the SEC without charge at the public reference facility maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the public reference facilities.

EXHIBIT A
(Name Change Amendment)

CERTIFICATE OF AMENDMENT

STATE of DELAWARE
CERTIFICATE of AMENDMENT of
CERTIFICATE of INCORPORATION
OF
GRACE 2, INC.

GRACE 2, INC. (the “Corporation”) a corporation organized and existing under and by virtue of the Delaware General Corporation Law (“DGCL”) does hereby certify:

FIRST:               That the Board of Directors of Grace 2, Inc., by the unanimous written consent of its Directors, filed with the minutes of the Board, adopted a resolution proposing and declaring advisable the following amendment to the Certificate of Incorporation of the Corporation:

RESOLVED that the Certificate of Incorporation of this Corporation be amended by changing the Article thereof numbered “One”, so that, as amended, said Article shall be and read, in pertinent part, as follows:

1.	The name of the corporation is Q Holdings, Inc. (the “Corporation”).

SECOND:          That in lieu of a meeting and vote of the stockholders of the Corporation, a majority of the holders of the Corporation’s Common Stock have given their written consent to said amendment in accordance with the provisions of Section 228 of the DGCL, and written notice of the adoption of the amendment has been given as provided in Section 228 of the DGCL to every stockholder entitled to such notice.

THIRD:              That the foregoing amendment of the Certificate of Incorporation was duly adopted in accordance with the provisions of Section 242 of the DGCL.

FOURTH:          That the capital of said Corporation shall not be reduced under or by reason of said amendment.

FIFTH:               The Effective Date of this Amendment shall be November 17, 2011.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be executed on this 18th day of October, 2011.

GRACE 2, INC.

By:	/s/ DEBORAH A. EPPSTEIN, PHD
Deborah A. Eppstein, PhD.
President and CEO